                                                                   EXHIBIT 10.52

                           FIRST AMENDMENT OF LEASE



     THIS FIRST AMENDMENT OF LEASE (the "Amendment") is hereby entered into as of the 30th day of June, 1998 by Bishop/Clark Associates Limited Partnership and Bishop 108 Associates Limited Partnership (collectively, the "Landlord") and Lifeline Systems, Inc. (the "Tenant").

                                  WITNESSETH:

     WHEREAS, reference is hereby made to that certain Lease, dated as of November 17, 1997 (the "Lease") entered into by and between the Landlord and the Tenant; and

     WHEREAS, any capitalized term used and not defined herein shall have the meaning set forth in the Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and notwithstanding anything contained in the Lease to the contrary, the Landlord and Tenant hereby agree as follows:

     1.   The Landlord and the Tenant hereby approve the following:

          a. Integrated Builders (the "Contractor") is hereby approved as the contractor to construct the Base Building Improvements and Tenant Work; and

          b. the construction contract dated as of April 20, 1998, which has been entered into by the Contractor and the Landlord for the Base Building Improvements (the "Base Building Contract") is hereby approved; and

          c. The Base Building Plans and Specifications described on Exhibit A attached hereto which have been signed by the Landlord and the Tenant are hereby approved; and

          d. The site plan described on Exhibit A attached hereto which has been signed by the Landlord and the Tenant is hereby approved as constituting the Alternate 1 Site Plan and the description of the Alternate 1 Site Plan Work in substitution for the site plan described in the Lease as constituting the Alternate 1 Site Plan and the section of the Architect's Memorandum described in the Lease as constituting the description of the Alternate 1 Site Plan Work.

     2. The Landlord and the Tenant no longer desire to have the Guaranteed Site Plan and the Guaranteed Site Plan Work performed in the event that the Alternate 1 Site Plan is not approved by the Planning Board of the Town. Instead, the Landlord and the Tenant agree that the Landlord shall perform the site work shown on the Alternate 1 Site Plan which receives the approval of the Planning Board and, if the Planning Board requires that changes be made to the Alternate 1 Site Plan, the Landlord agrees to perform the site work with the changes required by the Planning Board provided that the Landlord and the Tenant also agree to such changes. All references in the Lease to the Guaranteed Site Plan and the Guaranteed Site Plan Work are hereby deleted without substitution therefor except for the following sections of the Lease which are amended as follows:

     (a)  Section 16.8 of the Lease is hereby amended to read as follows:

          "Substantial Completion" shall be deemed to occur when Landlord has received a Certificate of Occupancy for the Building and a certificate from the architect who has been overseeing the Work certifying that the Work (except for the Alternate 1 Site Plan Work) has been substantially completed. A punch list shall be developed by Landlord and Tenant, and all punch list items shall be completed to the reasonable satisfaction of Tenant within 30 days of Substantial Completion subject to force majeure and Tenant Delays (except for the Alternate 1 Site Plan Work which the Landlord agrees to have completed within a reasonable time after receiving final approval of the Alternate 1 Site Plan from the Planning Board and after the appeal period for such approval has run without any appeal being filed or with all appeals which were filed having been dismissed without any further right of appeal).

     (b) The second and third sentences in Section 16.9 of the Lease are hereby amended to read as follows:

          "Tenant Delay" shall mean any delay in the Work caused, directly or indirectly, by any act or omission of Tenant or anyone acting by or on behalf of Tenant (including, without limitation, any architect or engineer in his or her capacity of working for Tenant). If a delay in the Work is caused by Landlord and Tenant, only the portion of such delay attributable to the Tenant shall constitute a Tenant Delay.

     3.  The Landlord and the Tenant hereby waive the date set forth in Section
16.4 of the Lease for the approval of the final Base Building Plans and Specification and the dates set forth in Section 16.5 for the selection and approval of the contractor and the contract.

     4. The Tenant agrees to deliver to the Landlord on or before August 3, 1998 for the Landlord's approval final Tenant Work Plans and Specifications which comply with all applicable laws and are of sufficient detail to satisfy the requirements of the building inspector of the Town for the issuance of a building permit. The Tenant agrees to deliver to the Landlord on or before August 21, 1998 a construction contract for the Tenant Work in accordance with the letter agreement with Contractor attached hereto as Exhibit B, which does not provide for any work which cannot reasonably be completed by the Scheduled Completion Date and which contract has been signed by the Contractor and shall be executed by Landlord.(the "Tenant Work Contract").

     5.   Section 16.6.1 of the Lease is hereby amended to read as follows:

                16.6     Payment of Costs.
                         ---------------

     16.6.1     Payment of Costs of Work.  For all of the Work, the Landlord and
                -------------------------
Tenant agree to share the cost as follows:

     (i) for all out-of-pocket costs and expenses incurred by Landlord to third parties for the architectural work, engineering work, construction and installation of the Base Building Improvements, the Landlord shall pay all such costs and expenses except that:

          (A) the Landlord shall pay up to a maximum aggregate amount of One Hundred Sixty Thousand Dollars ($160,000.00) for all design work, architectural work and engineering work performed in connection with the Base Building Work and the Alternate 1 Site Plan Work (including, without limitation, all such work done by DiMella Shaffer), which aggregate maximum amount shall be increased by the amount of the fees, if any, incurred in connection with the modification to Alternate 1 Site Plan required by the Framingham Board, and the Tenant shall pay all amounts above such maximum aggregate amount; and

          (B) the Tenant shall pay all such costs and expenses due to any and all change orders to the Base Building Plans and Specifications, from and after the date hereof, which are done at the request of Tenant, done in response to any changes which must be made in the Base Building Plans and Specifications because of the Tenant Work Plans and Specifications, or done in response to any changes made by the Tenant in the Tenant Work Plans and Specifications. Changes to the Base Building Plans and Specifications prior to the date hereof shall be paid for in accordance with Paragraph C below; and

          (C) Landlord and Tenant confirm and agree that Landlord is responsible for the cost of completing the work shown on the Base Building Plans and Specifications and Alternate 1 Site Plan (as modified pursuant to Section 2 hereof) to the extent such work is within the scope of Base Building Work described in the August 29, 1997 Schedule and the Architect's Memorandum (and the Plans referred to therein) (such August 29, 1997 Schedule and Architect's Memorandum being attached hereto as Exhibit C and the Base Building Work described therein and on the Plan referred to in the Architect's Memorandum being referred to as "Landlord's Share of Base Building Work"), and that Tenant is responsible for the cost, if any, of completing the work shown on the Base Building Plans and Specifications and Alternate 1 Site Plan (as modified pursuant to Section 2 hereof) to the extent such work is beyond the scope of Landlord's Share of Base Building Work (such cost, if any, for which Tenant is responsible being referred to herein as the "Cost Difference). The Landlord and the Tenant agree to use reasonable and good faith efforts to determine any Cost Difference. Notwithstanding the foregoing, if, on or before September 30, 1998, the Landlord and the Tenant have not agreed in writing on the amount of any Cost Difference, then either party may have any Cost Difference determined by a court of competent jurisdiction, but failure to agree on any Cost Difference shall not be cause for Landlord to fail to complete and pay for the Work (subject to adjustment, if applicable, after such determination), and failure of Tenant to pay for any disputed amount prior to agreement or judicial determination shall not constitute a default hereunder;

     (ii) for all out-of-pocket costs and expenses incurred by Landlord to third parties for the construction and installation of the Tenant Work (other than the Work described in (iii) below), the Landlord shall pay up to a maximum aggregate amount of One Million Six Hundred Eighty-Eight Thousand Four Hundred and 00/100 Dollars ($1,688,400.00) ("Tenant's Allowance"). The Tenant shall pay any and all costs and expenses of the Tenant Work which are in excess of the Tenant's Allowance (including, without limitation, all costs and expenses for all design work, architectural work and engineering work performed in connection with the Tenant Work); and

     (iii) payment for all Work to be done in connection with the heating, ventilating and air conditioning system shall be governed by the provisions of the letter, a copy of which is attached hereto as Schedule D.

     6. Section 16.9.2 of the Lease is hereby amended to add the following sentence at the start of that section: "As used in this Lease, the term "Scheduled Completion Date" shall mean the date which is one hundred twenty
(120) days after the last to occur of the following, as said date may be extended for Tenant Delays: (1) the date upon which the Tenant delivers to the Landlord for the Landlord's approval final Tenant Work Plans and Specifications which comply with all applicable laws, are of sufficient detail to satisfy the requirements of the building inspector of the Town for the issuance of a building permit, and are reasonably satisfactory to the Landlord; and (2) the date upon which the Tenant delivers to the Landlord the Tenant Work Contract.

     7. The term "Scheduled Completion Date" is hereby substituted in place of "September 1, 1998" in Section 16.9.2 of the Lease and elsewhere in the Lease. The Landlord and the Tenant agree to memorialize in writing the calendar date for the Scheduled Completion Date, the Substantial Completion Date and Outside Date (as those terms are defined below) promptly after those calendar dates can be determined.

     8. The Landlord and the Tenant hereby delete all of the Permit Performance Dates set forth in Section 16.9.3 without substitution therefor. Landlord represents to Tenant that it has obtained an unconditional building permit from the Town of Framingham for the Base Building Work (other than the Base Building Work which is to be governed by the Alternate 1 Site Plan) and that it has filed the Alternate 1 Site Plan with the Town of Framingham Planning Board for Site Plan Approval under the Framingham Zoning By-Law.

      9. As used in Section 16.9.4 of the Lease and elsewhere in the Lease, the term "Substantial Completion Date" shall mean the date which is sixty (60) days after the Scheduled Completion Date as such date may be extended for force majeure and Tenant Delays.

     10. As used in Section 16.9.5 of the Lease and elsewhere in the Lease, the "Outside Date" shall mean the date which is one hundred eighty (180) days after the Scheduled Completion Date as such date may be extended for Tenant Delays.

     11. The definition of "Term Commencement Date" set forth in Section 1.1 of the Lease is hereby deleted in its entirety. The Landlord and the Tenant hereby agree that the "Term Commencement Date" is November 1, 1998 and the Tenant shall commence paying Rent to the Landlord on the Term Commencement Date even though the Landlord will not be able to deliver possession of the Leased Premises to the Tenant on the Term Commencement Date because the Work will be under construction. If the Landlord fails to achieve Substantial Completion by the Scheduled Completion Date, then Tenant shall not be obliged to pay any Base Rent or Additional Rent for each day after the Scheduled Completion Date that Substantial Completion is not achieved (the "Free Rent Period"), and, if and when applicable, Tenant shall be entitled to its remedies set forth in Section 16.9.4, 16.9.5 and 16.9.6 of the Lease. If a delay in achieving Substantial Completion by the Scheduled Completion Date is caused by the Landlord and the Tenant, only the portion of such delay attributable to the Landlord shall be included in the Free Rent Period.

     12. The Lease, as amended by this Amendment, is hereby ratified and confirmed and is in full force and effect.

     In Witness Whereof, the parties hereto have executed this Amendment under seal as of the date first written above.

LANDLORD:                                        TENANT:
BISHOP/CLARK ASSOCIATES                          LIFELINE SYSTEMS, INC.

LIMITED PARTNERSHIP
By: BISHOP/CLARK CORPORATION
    the sole General Partner



     By: /s/ Donald A. Levine                    By:  /s/ Dennis M. Hurley
         ----------------------------                 -----------------------
         Donald A. Levine, President                  Dennis M. Hurley
                                                      Vice President of Finance

BISHOP 108 ASSOCIATES LIMITED
      PARTNERSHIP
By: BISHOP 108 CORPORATION
    the sole General Partner


     By: /s/ Donald A. Levine
         ----------------------------
         Donald A. Levine, President

CONSENTED TO:
GUARANTORS:


     /s/ Donald A. Levine
     ----------------------------
     Donald Levine, individually


     /s/ Lewis Heafitz
     ----------------------------
     Lewis Heafitz, individually


     /s/ Neal Shalom
     ----------------------------
     Neal Shalom, individually

                                   EXHIBIT A

Plans prepared by DiMella Shaffer Associates, Inc.

Drawings:

Number         Drawing Title                                      Date Issued        Issued for
                                                                                     Construction
D1.1           First Floor Demolition Plan                        2/12/98            4/24/98
D1.2           Second Floor Demolition Plan                       2/12/98            4/24/98
D1.3           Roof Demolition Plan                               2/12/98            4/24/98
D4.1           Exterior Demolition (Demolition Drawing)           2/12/98            4/24/98
D6.1           Demolition Wall Sections                           4/24/98            4/24/98

A1.1           First Floor Plan                                   2/12/98            4/24/98
A1.2           Second Floor Plan                                  2/12/98            4/24/98
A1.3           Roof Plan                                          2/12/98            4/24/98

A2.1           Enlarged Bathroom Plans                            2/12/98            4/24/98
A2.2           Enlarged Bathroom Interior Elevations              2/12/98            4/24/98

A3.1           First Floor RCP                                    2/12/98            4/24/98
A3.2           Second Floor RCP                                   2/12/98            4/24/98

A4.1           Exterior Elevations                                2/12/98            4/24/98

A6.1           Wall Section at Porch                              2/12/98            4/24/98
A6.2           Wall Section (Typical)                             2/12/98            4/24/98
A6.3           Wall Section                                       2/12/98            4/24/98
A6.4           Wall Section (South Elevation)                     2/12/98            Deleted
A6.5           New Elevator & Stair #3                            2/12/98
A6.6           Existing Stair Numbers 1 & 2                       2/12/98
A6.7           Stair #4 & Skylight Plan, Sections & Details       2/12/98

A7.1           Exterior Details                                   2/12/98            4/24/98
A7.3           Exterior Details                                   2/12/98            4/24/98

A10.1          Window Schedule                                    2/12/98            4/24/98
A10.2          Partitions Schedule                                2/12/98            4/24/98

Note: Drawings A6.5, A6.6 & A6.7 are included in the Base Building contract but will be issued as part of the tenant fit up package.

Number           Drawing Title                                       Date Issued          Issued for
                                                                                          Construction

S-1              Part Plans, Sections, Details & General Notes       2/12/98              4/24/98
S-2              Part Plans & Notes                                  2/12/98              4/24/98
S-3              Sections & Details                                  2/12/98              4/24/98
S-4              Sections & Details                                  4/24/98              4/24/98

M1               First Floor Mechanical Layout                       2/12/98              4/24/98
M2               Second Floor Mechanical Layout                      2/12/98              4/24/98
M3               Mechanical Specifications & Diagrams                2/12/98              4/24/98
M4               Mechanical Details                                  2/12/98              4/24/98

P-1              First Floor Plumbing Demolition Plan                2/12/98              4/24/98
P-2              Second Floor Plumbing Layout                        2/12/98              4/24/98
P-3              First Floor New Plumbing Layout                     2/12/98              4/24/98
P-4              Second Floor New Plumbing Layout                    2/12/98              4/24/98

E-1              First Floor Electrical Demolition Plan              2/12/98              4/24/98
E-2              Second Floor Electrical Demolition Plan             2/12/98              4/24/98
E-3              First Floor New Electrical Layout                   2/12/98              4/24/98
E-4              Second Floor New Electrical Layout                  2/12/98              4/24/98
E-5              Demolition Notes & Legend                           2/12/98              4/24/98
E-6              Notes, Legend, Fixture Schedule & Detail            2/12/98              4/24/98
E-7              Legend, Fixture, Schedule & Detail                  2/12/98              4/24/98


Addendum's:
----------

A1.1             First Floor Plan                                    2/20/98
A1.2             Second Floor Plan                                   2/20/98
A3.1             First Floor RCP                                     2/20/98
A4.1             Exterior Elevations                                 2/20/98
A6.1             Wall Sections at Porch                              2/20/98

M-1              First Floor Mechanical Layout                       2/25/98
M-2              Second Floor Mechanical Layout                      2/25/98

A4.1             Exterior Elevations                                  3/3/98
SKB-1            Exterior Elevations                                  3/3/98

A4.1             Exterior Elevations                                 3/30/98

Revisions to the contract pending change estimates                 Revised Dates
--------------------------------------------------------------------------------
P-3      First Floor Plumbing Layout (for HVAC revisions)          6/16/98
P-4      Second Floor Plumbing Layout (for HVAC revisions)         6/16/98
E-3      First Floor Electrical (for HVAC revisions)               6/10/98
E-4      Second Floor Electrical (for HVAC revisions)              6/10/98
E-5      Panel Schedules and Riser                                 6/10/98

Plans prepared by others:

MECHANICAL - HVAC by Joe Nahas, PB
These drawings replace drawings M1 through M4 previously issued by Q&W Associates, Inc.

Number            Drawing Title                                              Issued for
                                                                             Construction
M-1               First Floor Plan - HVAC                                    6/30/98
M-2               Second Floor Plan - HVAC                                   6/30/98
M-3               Boiler Room Plan - HVAC                                    6/30/98
M-4               Mechanical Equipment Schedules                             6/30/98
M-5               Detail Sheet                                               6/30/98

FIRE PROTECTION DRAWINGS by Lynco Fire Protection, Inc.

A1.1              First Floor Sprinkler Plan                                12/12/97
A1.2              Second Floor Sprinkler Plan                               12/12/97


FIRE PROTECTION DRAWINGS by Q&W Associates, Inc.
Those drawings replace A1.1 and A1.2 issued by Lynco Fire Protection, Inc.

FP-1              First Floor Sprinkler Plan                                 6/10/98
FP-2              Second Floor Sprinkler Plan                                6/10/98

CIVIL ENGINEERING by BSC Group, Inc.

1 of 3            Existing Conditions Plan                                   5/28/98
2 of 3            Grading and Utility Plan                                   5/28/98
3 of 3            Site Construction Details                                  5/28/98

LANDSCAPE DESIGN by Leonard Designs Associates

L-1               Landscape Plan                                             6/4/98

                                   EXHIBIT B
                                   ---------




                   LETTER AGREEMENT WITH INTEGRATED BUILDERS

                              INTREGRATED BUILDERS
                             1515 WASHINGTON STREET
                        BRAINTREE, MASSACHUSETTS  02184


                                                   June 26, 1998



Bishop/Clark Associates
Bishop 108 Associates
145 Rosemary Street
Needham, MA  02194

Lifeline Systems, Inc.
640 Memorial Drive
Cambridge, MA  02139

  Re:  108 Clark Street, Framingham, MA
       --------------------------------

Gentlemen:

  Reference is made to the Agreement between Bishop/Clark Associates and Bishop 108 Associates as Owner and Integrated Builders as Contractor for Lifeline Systems, Inc. Base Building Work at 108 Clark Street, Framingham, MA, dated April 20, 1998 (the "Base Building Contract").

  The undersigned Integrated Builders agrees with Owner and Lifeline Systems, Inc. ("Lifeline") that it will enter into a contract with Owner substantially in the form of the Base Building Contract, for the tenant finish work at the building at 108 Clark Street, for a fixed price contract sum to be determined (as described below), which sum shall include a contractor's fee of no greater than 6%.

  Contractor agrees that it will promptly obtain (and in any event within two weeks of receipt of applicable plans and specifications) at least two competitive bids from subcontractors on all elements of the work, will provide such bids to Owner and Lifeline, and will work cooperatively with Owner and Lifeline to finalize the Tenant Finish Work Contract as aforesaid.

                                               Sincerely,

                                               INTEGRATED BUILDERS


                                               By:_______________________

                                   EXHIBIT C
                                   ---------

             COPY OF AUGUST 29 SCHEDULE AND ARCHITECT'S MEMORANDUM

                        [LETTERHEAD DIMELLA - SHAFFER]



MEMORANDUM

TO:       Levco

ATTN:     C. Kibbee

FROM:     F. DiMella/John Becker

DATE:     November 10, 1997

PROJECT:  108 Clark St. Framingham, MA

Additional Description of Base Building work per letter of intent dated August 29, 1997 and per the following conceptual plans prepared by DiMella Shaffer Associates dated as follows:

        L - 1.0 Guaranteed Site Plan      November 5, 1997
        L - 1.1 Site Plan- Alternate      November 5, 1997
        A - 1.1 First Floor Plan          November 10, 1997
        A - 1.2 Second Floor Plan         November 10, 1997
        A - 4.0 Elevations                October 20, 1997
        A - 5.0 Clark Street View         October 20, 1997

The Base Building improvements which are part of the Guaranteed Site Plan include:


Site Improvements (as indicated on L - 1.0 Guaranteed Site Plan):

1. Parking areas re-graded and re-paved with base coat and final coat. Striping per site plan.

2. Restored curb cut on Bishop Street to provide for loading access from Bishop Street onto the Bishop Street/Clark Street parcel. Closed off existing curb cuts on Lawrence Street with the exception of two accesses.

3. New parking areas on the Bishop Street/Clark Street parcel, the 104 Clark Street parcel and the 108 Clark Street parcel.

November 10, 1997
Page 2


4. Sloped granite curbing at parking lots, including entry drive, landscaped islands, and separations of paved areas from building. Granite curbing will include flush curbs at locations necessary for handicapped access.

5.  Concrete entry walks at primary and secondary building entries.

6.  Main and secondary entrances handicapped accessible.

7. Upgraded site lighting to satisfy Lifeline Systems Inc. (LSI) and as required by the Town of Framingham.

8. Receiving dock at the Clark Street side of the building, accessed from the Bishop Street/Clark Street parcel, to include overhead door facing east, truck level loading (by lowering the service drive to achieve floor level dock), stairs from grade to dock with an access door adjacent to overhead door, all necessary concrete retaining walls, space adjacent to service bay for a dumpster, +/-8'-0" high screen enclosure of dock. Interior vestibule room with double door. Exact location, dimensions and configuration of receiving dock to be determined in final design phase of work.

9. Grade level shipping door at the Clark Road side of building to include overhead door and adjacent access door with interior vestibule room with double door. A walkway will be provided to the existing adjacent paved parking area.

10. Landscaped grounds to be developed per mutual agreement and per requirements of the Town of Framingham.

                                                     [LOGO OF DIMELLA - SHAFFER]

November 10, 1997
Page 3


East, South and West Building Facades:

Improvements generally as indicated on drawings including new insulated glass windows throughout and metal panels (where shown) in painted aluminum frames, new EIFS system over existing metal panels and other surfaces as indicated, painted brick in areas indicated, and new roof cap throughout.

North Facade:

1. Removal of entire first and second floor exterior wall on the Lawrence street side of building between stairwells including the loading dock enclosure. A new exterior wall with EIFS finish, as indicated on drawings, shall be constructed flush with the outside face of the existing stairwells with first floor slab, second floor structure, roof, "entry porch" area, new glass and aluminum double door vestibule and new glazing throughout. Site re-grading as required to install new exterior wall, provide an accessible entry and functional parking lot.

2. New glass entry doors at the existing service elevator entrance.

3. New EIFS finish over existing brick on stair wells and service elevator.

Interior Atrium and stair:

1. New atrium space shall include floor opening of shape and size indicated with new stair. Construction and detailing shall be the equivalent of LSI stair at Memorial Drive facility.

Elevators:

1. New passenger elevator shall be 2500# with standard cab finish in location chosen by LSI.

2. Service elevator to be renovated to meet code requirements.

Roof:

1. New EPDM roof

2. New skylights. Base building includes approximately 225 sf of skylight to be constructed of standard size Wasco or equal skylights. Final quantity and location of skylights to be determined from final space plan.

                                                     [LOGO OF DIMELLA - SHAFFER]

November 10, 1997
Page 4


Plumbing:

1. Lavatory improvements include accessibility requirements per ADA, replacement or covering of existing wall and floor tile with new tile, new lavatory counters and fixtures, new or renovated toilet partitions, new ceilings, lighting and accessories.


HVAC:

1. 320 Tons of cooling capacity from roof top cooling tower and water cooled chiller.

2.  New gas steam boiler and new or reconditioned steam to water heat exchanger.

3. Reconditioning or replacement of existing fan coil units as required to provide no fewer than 17 fan coil units of approximately 7000 - 8000 cfm capacity each. Should Owner elect to replace any units, Owner shall review size and location of new units with tenant to coordinate such selection to the maximum extent possible with tenant HVAC requirements.

4. Reduction in air volumes from existing fan coil units (through pulley and belt changes), if required by LSI.

5. Removal of existing perimeter baseboard at second floor and relocation of existing perimeter baseboard at first floor to accommodate new studs and insulation. Perimeter hot water loop serving baseboard shall be available for tie in to tenant fit up HVAC work.

6. Approximately 8000 cfm tempered ventilation air (or a lessor amount, if required by tenant's fit up HVAC work) shall be provided to within 5' of existing or replacement fan coil units along with associate relief system.

7. Energy management control system to fan coil units only. Replacement of any defective existing controls.

8. Removal of existing branch ductwork and diffusers and cleaning of all remaining ductwork including main trunk lines.


                                                    [LOGO OF DIMELLA - SHAFFER]

November 10, 1997
Page 5

In addition to the above, the Base Building improvements which are part of the Site Plan Alternate I shall include the following:


Site Improvements (as indicated on L - 1.1 Site Plan Alternate I):

1. Existing parking areas re-graded and re-paved with base coat and final coat. Striping per site plan.

2. New parking areas on the Bishop Street/Clark Street parcel, the 104 Clark Street parcel and the 108 Clark Street parcel.

3. New curb cuts for new main entry, secondary entries and service entries along Lawrence and Clark Streets, plus closing of curb cuts along Lawrence Street.

4. Sloped granite curbing at parking lots, including entry drive, landscaped islands, and separations of paved areas from building. Granite curbing will include flush curbs at locations necessary for handicapped access.

5. Additional upgraded site lighting to satisfy LSI and as required by the Town of Framingham.

6. Grade level shipping bay at the Clark Road side of building. Receiving dock at the Clark Street side of the building, accessed from Clark Street, to included overhead door facing west, truck level loading (by lowering the service drive to achieve floor level dock), stairs from grade to dock with an access door adjacent to overhead door, all necessary concrete retaining walls, space adjacent to service bay for a dumpster, +/-8'-0" high screen enclosure of dock. Interior vestibule room with double door. Exact location, dimensions and configuration of receiving dock to be determined in final design phase of work.

7. Shipping and Receiving paved area along the majority of the Clark Street facade.

8. Additional landscaped grounds to be developed per mutual agreement and per requirements of the Town of Framingham.

It is the intent that necessary Town approvals can be obtained for Final Permit site improvements prior to the construction schedule date for installation of Early Permit site improvements. However, should such approvals be delayed, the Owner and Lifeline shall arrange to coordinate installation of Final Permit site improvements at a later date.


                                                     [LOGO OF DIMELLA - SHAFFER]

November 10, 1997
Page 6


Uses

A subsequent application for building permit will be filed for tenant improvements to the building for the anticipated occupancy by Lifeline Systems Inc. This occupancy will be for the following approximate breakdown of uses (as a percentage of the gross areas of the building including pro-rated circulation):

        Offices, including a call monitoring center of
        approximately 7000 sf staffed by approximately
        30 employees on a 24- hour basis:               52%

        Research and Development:                       8%

        Light assembly, storage:                        33%

        Food Services:                                  2%

        Building services, equip rooms:                 5%
                                                        ---
                        Total                           100%

Based upon our review of floor plan drawings depicting Denison's prior occupancy of the property which were made available to us by the Owner of the property, it appears that Denison's prior occupancy of the building was for office and research and development uses with office uses occupying in excess of 52% of the total area.









                                                   [LOGO OF DIMELLA - SHAFFER]

                            LIFELINE SYSTEMS, INC.
                         108 Clark Street, Framingham
               ALLOCATION BETWEEN BASE BUILDING AND TENANT WORK
               ------------------------------------------------
                                August 29, 1997
                                ---------------

ITEM/DESCRIPTION                              Base       Tenant                                 COMMENTS
----------------                              ----       ------                                 --------
                                              Bldg.       Work
---------------------------------------------------------------------------------------------------------------------------------
Site Improvements:
Resurface with new asphalt and stripe         X
parking area with minimum 300 spaces.
---------------------------------------------------------------------------------------------------------------------------------
New entrance to building off of Lawrence      X
Road with appropriate mutually agreed
identity.
---------------------------------------------------------------------------------------------------------------------------------
Sloped granite curbing at parking areas,
island and to set off landscaped area.        X
---------------------------------------------------------------------------------------------------------------------------------
Landscape grounds to 1st class working        X
environment with adequate screening of
industrial building along abutting property
line.
---------------------------------------------------------------------------------------------------------------------------------
Upgrade building lighting to provide          X
adequate lighting in parking areas.
--------------------------------------------------------------------------------------------------------------------------------
Building Facade:
Cover or replace (2nd floor) metal panels     X
with high quality "Dryvit" or equal finish.
---------------------------------------------------------------------------------------------------------------------------------
New main entrance on Lawrence Rd. side        X
of building consisting of 2 story
"greenhouse style" atrium.  Incorporated in
mutually agreeable location.
---------------------------------------------------------------------------------------------------------------------------------
Minor restoration (i.e. paint) to 1st story  X
brick.
---------------------------------------------------------------------------------------------------------------------------------
Glazing:
2nd story - New thermal pane fixed glass     X
incorporating at minimum 50% of wall
area.
---------------------------------------------------------------------------------------------------------------------------------
Replace 1st floor glass to meeting current   X
energy code requirements.
---------------------------------------------------------------------------------------------------------------------------------

                                          [LOGO OF FALLON HINES & O'CONNOR INC.]

Lifeline Systems, 108 Clark St. Bldg.
Allocation - Base Bldg/Tenant Work
August 29, 1997
Page 2


ITEM/DESCRIPTION                               Base    Tenant                         COMMENTS
----------------                               ----    ------                         --------
                                               Bldg.    Work
-------------------------------------------------------------------------------------------------------------------------
Window Treatments:
Allowance for treating new installed                    X
windows.
--------------------------------------------------------------------------------------------------------------------------
Roof:                                          X
New skylight with minimal coverage equal
to 33% of a column bay area, in central
building location.
---------------------------------------------------------------------------------------------------------------------------
Replace 30 year old roof with new
membrane roof.                                 X
----------------------------------------------------------------------------------------------------------------------------
Stairway:
New central stairway at mutually agreed        X
location.
----------------------------------------------------------------------------------------------------------------------------
Building Systems:
HVAC capacity - capable of providing one       X
ton of cooling for every 350SF/area.
----------------------------------------------------------------------------------------------------------------------------
HVAC distribution - VAV boxes provided         X                        If existing VAV boxes prove to be unacceptably
throughout space.                                                       noisy for a first class office use, then the cost to
                                                                        remedy will be split equally between Landlord and
                                                                        Tenant.
----------------------------------------------------------------------------------------------------------------------------
Duct run-out from boxes                                 X
----------------------------------------------------------------------------------------------------------------------------
Automatic temperature controls; one            X
thermostat per box
----------------------------------------------------------------------------------------------------------------------------
HVAC energy management system capable          X
of providing direct digital control to
roof top units.
----------------------------------------------------------------------------------------------------------------------------
Air Balancing and Commissioning                         X
----------------------------------------------------------------------------------------------------------------------------
Elevators:
Provide new 2500# elevator in mutually          X
agreed location
----------------------------------------------------------------------------------------------------------------------------
Renovate or abandon existing freight            X
elevator as required.
----------------------------------------------------------------------------------------------------------------------------


                                          [LOGO OF FALLON HINES & O'CONNOR INC.]

Lifeline Systems, 108 Clark St. Bldg.
Allocation - Base Bldg/Tenant Work
August 29, 1997
Page 3


ITEM/DESCRIPTION                             Base        Tenant                                  COMMENTS
----------------                             ----        ------                                  --------
                                             Bldg.       Work
----------------------------------------------------------------------------------------------------------------------------------
Electrical:
Power from main switch to existing panels     X
and any owner provided HVAC equipment
---------------------------------------------------------------------------------------------------------------------------------
Circuit distribution from panels to                        X
receptacles, lighting and tenant equipment
---------------------------------------------------------------------------------------------------------------------------------
Emergency exit lighting as required.                       X
---------------------------------------------------------------------------------------------------------------------------------
Lighting fixtures                                          X
---------------------------------------------------------------------------------------------------------------------------------
Telephone and Data Cables                                  X
---------------------------------------------------------------------------------------------------------------------------------
Electric meter to building                     X
---------------------------------------------------------------------------------------------------------------------------------
Fire Protection:
Modifications to existing sprinkler heads
and zones to fire alarm panel.                             X
---------------------------------------------------------------------------------------------------------------------------------
Fire Alarm Panel capable to suit tenant        X
requirements.
---------------------------------------------------------------------------------------------------------------------------------
Plumbing:
New boiler system to handle building           X
heating requirements
---------------------------------------------------------------------------------------------------------------------------------
Lavatory improvements to meet all building     X
codes
---------------------------------------------------------------------------------------------------------------------------------
Cosmetic improvements in existing toilet       X
cores to mutually agreed level of finish
---------------------------------------------------------------------------------------------------------------------------------
Kitchens, shower facilities, additional                    X
bathrooms
---------------------------------------------------------------------------------------------------------------------------------
Loading Docks:
One railboard height loading bay and           X
overhead door at mutually agreed location
to include dock seals and load leveler
---------------------------------------------------------------------------------------------------------------------------------
One grade level loading bay with overhead      X
door located in mutually agreed area.
---------------------------------------------------------------------------------------------------------------------------------

                                          [LOGO OF FALLON HINES & O'CONNOR INC.]

Lifeline Systems, 108 Clark St. Bldg.
Allocation - Base Bldg./Tenant Work
August 29, 1997
Page 4

--------------------------------------------------------------------------------------------------------------------------------
One compactor bar location with concrete          X
pad
--------------------------------------------------------------------------------------------------------------------------------
One concrete pad in secured (fenced) area         X
for tenant generator located in mutually
agreed area
--------------------------------------------------------------------------------------------------------------------------------
Tenant Improvements:
Interior demolition of walls, removal and         X
dead end/make safe of any existing
electrical, fire protection, existing
equipment, piping, etc. per Tenant's fit-up
plans
--------------------------------------------------------------------------------------------------------------------------------
Floor prepared and ready for carpet               X
--------------------------------------------------------------------------------------------------------------------------------
Exterior walls and window sills finished          X
with gypsum board
--------------------------------------------------------------------------------------------------------------------------------
Ceilings, interior walls, doors                                   X
--------------------------------------------------------------------------------------------------------------------------------
Cafeteria server                                                  X
--------------------------------------------------------------------------------------------------------------------------------
Security System                                                   X
--------------------------------------------------------------------------------------------------------------------------------

                                          [LOGO OF FALLON HINES & O'CONNOR INC.]

                                   EXHIBIT D
                                   ---------

                              COPY OF HVAC LETTER

                  BISHOP 108 ASSOCIATES, Limited Partnership

John Gugliotta
Vice President Operations
Lifeline Systems
617-679-1361/fax679-1384

RE: HVAC Systems
    Framingham Facility

Dear John,
    Per our conversation yesterday, I am confirming our offer to assume all responsibility for the redesign and installation of a new Heat Pump HVAC system in the building at 106 Clark Street. We will assume this responsibility for a charge of $500,000.00, Five Hundred Thousand Dollars to be paid by Lifeline Systems, which may at Lifeline's election be a charge against the Tenant Allowance under the Lease.

   Bishop Clarks Responsibility for this payment will be as follows:
       1. Pay for all Engineering expense for the redesign of plans.
       2. Install approximately 60-65 heat pump units with all necessary duct distribution for Lifeline tenant wall layout including diffusers.
       3. Remove all existing air handlers and assorted unnecessary piping and ductwork.
       4. Supply and install all new piping, pipe insulation and condensate piping for new heat pump system.
       5. Reuse the existing cooling tower and boiler room tower sump. The heat exchanger will be upgraded as necessary for heat pump requirement.
       6. Install a new energy management system by Honeywell or equal that has digital Control.
       7. Install new wiring for the new system and upgraded panels and disconnects for the HVAC units.
       8. Install new boiler in boiler room to accommodate water tempering to operate the heat pump system.
       9. Supply and install fresh air supply, vent fans and exhaust piping for new system.
      10. Install new roof mounted fresh air handlers as required per code for tenant occupancy requirements.
      11. Install vestibule heaters and misc. heaters as required.

Exclusions:
1.  All computer room HVAC requirements and engineering.
2. All equipment and engineering for kitchen/cafe heating, exhaust or cooling requirements.
3.  Any redesign by Lifeline systems that requires additional heat pump units.


Accepted and Acknowledged By:                Date: June 30, 1998



------------------------------------------   ------------------------------
John Gugliotta Vice Pres. Lifeline Systems   Charles Kibbee for Bishop 108
                                             AssociatesLP